OPTIONS MEDIA GROUP HOLDINGS, INC.
PRO FORMA COMBINED FINANCIAL INFORMATION
 (UNAUDITED)

OPTIONS MEDIA GROUP HOLDINGS, INC.
Index to Unaudited Pro Forma Combined Financial Information

Pages

Introduction to Unaudited Pro Forma Combined Financial Information

Unaudited Pro Forma Combined Balance Sheet

Unaudited Pro Forma Combined Statement of Operations

Notes to Unaudited Pro Forma Combined Financial Statements

OPTIONS MEDIA GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	Options Media Group Holdings, Inc.	Options Acquisition Sub, Inc.
	April 30, 2008 Historical	March 31, 2008 Historical		Pro Forma Adjustments Dr Cr.			Pro Forma Balances
ASSETS	(Unaudited)	(Unaudited)					(Unaudited)

CURRENT ASSETS:
Cash	$10,775	$65,546	(4)	$3,754,000	(1)	$3,042,000	$788,321
Accounts receivable, net	-	129,912		-		-	129,912
Prepaid expenses	3,611	-		-		-	3,611
Other current assets	-	21,994		-		-	21,994

Total Current Assets	14,386	217,452		3,754,000		3,042,000	943,838

Property and equipment, net	-	125,005		-		-	125,005
Software, net	-	78,406		-		-	78,406
Goodwill	-	7,300,153	(1)	563,101		-	7,863,254
Intangible Assets, net	-	581,365		-		-	581,365

Total Assets	$14,386	$8,302,381		$4,317,101		$3,042,000	$9,591,868

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Note payable	$-	$-		$-	(1)	$1,000,000	$1,000,000
Accounts payable	1,735	228,554		-		-	230,289
Accrued expenses	1,300	141,226		-		-	142,526
Deferred revenue	-	75,110		-		-	75,110
Due to related party	541	304,850		-		-	305,391
Obligations under capital leases, current	-	25,118		-		-	25,118
Deferred Tax Liability	-	264,000		-		-	264,000

Total Current Liabilities	3,576	1,038,858		-		1,000,000	2,042,434

LONG -TERM LIABILITIES:
Obligations under capital leases, net of current portion	-	34,624		-		-	34,624
Total long-term liabilities	-	34,624		-		-	34,624

Total liabilities	3,576	1,073,482		-		1,000,000	2,077,058

STOCKHOLDERS' EQUITY:

Common stock ($.001 par value; 75,000,000 shares authorized;
16,750,000 shares issued and outstanding prior to merger)	16,750	10	(1)(3)	18,158	(1)(2)(4)(5)	41,533	40,135
Additional paid-in capital	79,500	7,675,055	(1)(2)	7,805,648	(1)(2)(3)(4)(5)	8,732,374	8,681,281
Accumulated deficit	(85,440)	(446,166)	(5)	675,000		-	(1,206,606)

Total Stockholders' Equity	10,810	7,228,899		8,498,806		8,773,907	7,514,810

Total Liabilities and Stockholders' Equity	$14,386	$8,302,381		$8,498,806		$9,773,907	$9,591,868

See accompanying notes to unaudited pro forma combined financial statements.

OPTIONS MEDIA GROUP HOLDINGS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Options Media Group Holdings, Inc.	Options Acquisition Sub, Inc.
	For the Nine Months Ended April 30, 2008	For the Three Months Ended March 31, 2008		Pro Forma Adjustments		Pro Forma
	Historical	Historical		Dr	Cr.	Balances
	(Unaudited)	(Unaudited)				(Unaudited)

Net revenues	$-	$739,950		$-	$-	$739,950

Cost of revenues	-	112,604		-	-	112,604

Gross Profit	-	627,346		-	-	627,346

Operating Expenses:
Server hosting and maintenance	-	355,349		-	-	355,349
Compensation and related costs	-	234,290	(5)	675,000	-	909,290
Commissions	-	69,820		-	-	69,820
Information technology services	-	36,020		-	-	36,020
Advertising	-	3,920		-	-	3,920
Other general and administrative	67,649	373,589		-	-	441,238

Total Operating Expenses	67,649	1,072,988		675,000	-	1,815,637

Loss from Operations	(67,649)	(445,642)		(675,000)	-	(1,188,291)

Other expense:
Interest expense	-	(524)		-	-	(524)

Total Other Expense	-	(524)		-	-	(524)

Loss Before Income Taxes	(67,649)	(446,166)		(675,000)	-	(1,188,815)

Provision for income taxes	-	-		-	-	-

Net Loss	$(67,649)	$(446,166)		$(675,000)	$-	$(1,188,815)

Net loss per common share:
Basic and Diluted	$(0.00)					$(0.00)

Weighted avergae shares outstanding:
Basic and Diluted	16,750,000					40,135,000

See accompanying notes to unaudited pro forma combined financial statements.

OPTIONS MEDIA GROUP HOLDINGS, INC.
Introduction to Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined balance sheet is presented to illustrate the estimated effects of our acquisition of Options Acquisition Sub, Inc. (“Options”). On June 23, 2008, Options Media Group Holdings, Inc. (“Holdings”) entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) by and among Holdings, Options Acquisition Sub, Inc., a privately held Delaware corporation (“Options”), Options Acquisition Corp., a newly formed, wholly owned Delaware subsidiary of Holdings (“Acquisition Sub”) and Customer Acquisition Network Holdings, Inc., a Delaware company and formerly the sole stockholder of Options (“CAN”).  Upon closing of the merger transaction contemplated under the Merger Agreement (the “Merger”), on June 23, 2008, Acquisition Sub merged with and into Options, and Options, as the surviving corporation, became a wholly owned subsidiary of Holdings.

The Unaudited Pro Forma Combined Financial Information has been prepared using the purchase method of accounting for the Options acquisition. The financial statements of Holdings included in the following unaudited pro forma combined financial statements are derived from the unaudited financial statements of Holdings for the nine months ended April 30, 2008 as filed in the Company's 10-Q for the period ended April 30, 2008. The financial statements of Options included in the following unaudited pro forma combined financial statements are derived from the unaudited  financial statements of Options for the three months ended March 31, 2008 contained elsewhere in this Form 8-K. The unaudited pro forma combined balance sheet is prepared as though the transactions occurred at the close of business on April 30, 2008. The pro forma combined statement of operations gives effect to the transactions as though they occurred on January 1, 2008.

Because the selected unaudited pro forma combined financial information is based upon Options’ financial position and Options’ operating results during periods when this entity was not under the control, influence or management of Holdings, the information presented may not be indicative of the results that would have actually occurred had the transactions been completed at January 1, 2008 nor is it indicative of future financial or operating results of the combined entity.

OPTIONS MEDIA GROUP HOLDINGS, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Unaudited pro forma adjustments reflect the following transaction:

1)
Additional paid-in capital	7,792,000
Goodwill	563,101
Cash		3,042,000
Notes payable		1,000,000
Common stock, at par		12,500
Additional paid-in capital		4,300,601

Common stock, at par – Options	10
Additional paid-in Capital		10
This adjustment reflects the effect of applying purchase accounting to the acquisition of Options Acquisition Sub, Inc. including the payment of $3,000,000 cash and issuance of $1,000,000 promissory note, and 12,500,000 shares of common stock valued at $3,750,000 in exchange for 1,000 shares of Options’ issued and outstanding common stock, payment of estimated direct closing cost of $42,000 and the recording of additional goodwill. The recording of goodwill is based upon a preliminary valuation and allocation of purchase price.

2)
Additional paid-in capital	13,648
Common stock, at par		13,648
To reflect the post split number of shares of common stock at par value in connection with the 1.81481481481-for-1 forward split.

3)
Common stock, at par	18,148
Additional paid-in capital		18,148
To reflect the cancellation of 18,148,148 shares of common stock in connection with the Merger Agreement.
4)
Cash	3,754,000
Additional paid-in capital		3,740,865
Common stock, at par		13,135
To reflect the issuance of 13,135,000 shares of common stock to investors in connection with a private placement for a total gross proceeds of $3,940,500 which occurred simultaneous with the closing of the merger. Additionally, we paid commissions to placement agent of $100,000, escrow fee of $3,500 and estimated legal fees of $83,000 in connection with the private placement.

5)
Stock based compensation	675,000
Additional paid-in capital		672,750
Common stock, at par		2,250
To reflect the issuance of 2,250,000 shares of common stock to Scott Frohman under the Management Stock Grant which occurred simultaneous with the closing of the merger valued at $0.30 per share based on the recent selling price of our common stock.